Forward-Looking Statements
Statements in this presentation regarding First Marblehead’s future expectations, performance and financial projections, including with regard to projected future cash flows and the future performance of securitization trusts, as well as any other statements that are not purely historical, constitute forward looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on our plans, estimates and expectations as of August 21, 2008.  The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future results, plans, projections, estimates or expectations contemplated will actually be achieved.  You are cautioned that matters subject to forward-looking statements involve known and unknown risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, which may cause actual results, including the performance of the trusts and resulting cash flows, or the timing of events, to be materially different than those expressed or implied by our forward-looking statements.
Important factors that could cause or contribute to such differences include:  degradation of credit quality or performance of the trusts’ loan portfolios; the inability of The Education Resources Institute, Inc. (TERI), the third party guarantor of the underlying loans, which has filed a voluntary petition for reorganization under federal bankruptcy laws, to meet its guaranty obligations; TERI’s rejection of its guaranty obligations, or challenges to the trusts’ security interests in segregated reserve accounts pledged by TERI to the trusts, in the context of TERI’s bankruptcy; the inability of Ambac
Assurance Corporation, which provides credit enhancement for certain securitization trusts, to meet its obligations;
variance between the actual performance of securitization trusts and the key assumptions we have used in preparing the projected cash flows; the effects of the TERI reorganization on TERI’s performance of its collections functions with regard to delinquent and defaulted loans; and the other factors set forth under the caption “risk factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission on May 12, 2008.  Important factors that could cause or contribute to differences between the actual performance of the securitization trusts and our key assumptions include economic, regulatory, competitive and other factors affecting prepayment, default and recovery rates on the underlying securitized loan portfolio, and interest rate trends, including the projected cost of funding for auction rate notes.  We specifically disclaim any obligation to update any forward-looking statements as a result of developments occurring after August
21,
2008.
Disclaimer
The information in this presentation is intended to provide a broad overview of our securitized portfolio.  Neither First
Marblehead nor any other party is offering any securities by making this presentation or soliciting any action based upon the information provided.
Nothing in this presentation should be relied upon as a representation by First Marblehead, or any other person, as to the future performance of any securitization trust described in this presentation or as to any securities that may be issued in the future.  The information contained herein is intended to be illustrative only, and historical collateral pools may not be representative of any future collateral pool.  Neither First Marblehead nor any other person is obligated to update the information contained herein.
Investing in our common stock involves a high degree of risk. Prior to purchasing any shares, you should carefully consider the risks and uncertainties described in the reports we file from time to time with the Securities and Exchange
Commission.
Exhibit 99.3

Loans Available for Securitization by Fiscal Year
1 FY 2008 Loans Available for Securitization include loans originated pursuant to certain contracts with JP Morgan Chase. Subsequent to June 30, as a result of a bankruptcy court order granting TERI’s motion to terminate loan origination and guaranty agreements between TERI and JP Morgan Chase, the Note Purchase Agreement between FMC and JP Morgan Chase also terminated.  As a result of that termination, JP Morgan Chase no longer has any further obligation to sell and FMC no longer has any obligation to purchase JP Morgan Chase loans pursuant to our Note Purchase Agreement with JP
Morgan Chase.
Direct to Consumer School Channel
FY 2003 FY 2004 FY 2005 FY 2006 FY 2007
$0.7
$1.4
$2.2
$2.9
$3.9
66.5%
33.5% 69.5%
%
30.5%
72.6%
27.4%
70.9%
29.1%
76.8%
23.2%
82.4%
17.6%
$4.5
1
FY 2008

Parity Ratio
1
5
9
13
17
21
25
29
33
37
41
45
49
53
57
61
65
69
73
77
81

Trust parity ratios
3
As of June 30, 2008
Parity Ratio:
trust assets
(loan pool
balance plus
trust
accounts)
divided by
liabilities
(bonds
outstanding)
1
As of April 30, 2008 (most recent quarterly reporting date)
2
As of May 31, 2008 (most recent quarterly reporting date)
3
As a result of TERI’s Chapter 11 bankruptcy filing on April 7, 2008, the NCMSLT, NCSLT 2003-1, NCSLT 2004-1, and NCSLT 2004-2 trust parity ratios reflect the amount of unsecured claims submitted to TERI, but not yet paid, in excess of the TERI Pledge Funds.
90%
92%
94%
96%
98%
100%
102%
NCMSLT (closed: 11/01/01) 2003-1 (closed: 12/11/03) 2004-1 (closed: 06/10/04)
2004-2 (closed: 10/28/04) 2005-1 (closed: 02/23/05) 2005-2 (closed: 06/09/05)
2005-3 (closed: 10/12/05) 2006-1 (closed: 03/09/06) 2006-2 (closed 06/08/06)
2006-3 (closed 09/28/06) 2006-4 (closed 12/07/06) 2007-1 (closed: 03/08/07)
2007-2 (closed: 06/14/07) 2007-3 (closed: 09/20/07) 2007-4 (closed: 09/20/07)
NCMSLT
2003-1
2004-2
2004-1²
2005-1
2005-2
2005-3
2006-1
2006-2
2006-3
2007-1
2006-4
2007-2
2007-3, 2007-4
Months Since Inception
1

Net recovery rates
As of June 30, 2008
Net
Recoveries:
recoveries
(either in the
form of cash
or
repurchased
loans) net of
collection
costs.  FMC
assumes a
48% net
recovery rate
for residual
valuation
purposes.
Note: 2002 Vintage recovery rates experienced volatility in certain months due to a small balance of defaulted loans that experienced a delay in recovery.
FMC Net Recovery Rates (by Year of Default)
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
50.0%
Months Since Year of Default
2002 2003 2004 2005 2006 2007 Weighted Average Projected Recovery

FICO Scores for disbursed volume by fiscal year
Decisioned
FICO Scores:
FICO score
that is
reflective of
decision on
cosigner,
student, or
borrower
without
cosigner
Descisioned FICO Distribution
by Fiscal Year
10%
12%
15% 14%
12%
12%
14%
14%
14%
14%
14%
14%
39%
37%
35%
36%
25% 24%
21%
22%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005 2006 2007 2008
760-850
700-759
680-699
660-679
620-659
Descisioned FICO Distribution - School Channel
by Fiscal Year
5% 6% 7%
7%
9%
9%
9% 9%
12% 12%
12% 11%
41%
41%
40%
39%
32% 32%
31%
33%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005 2006 2007 2008
760-850
700-759
680-699
660-679
620-659
Descisioned FICO Distribution - Direct to Consumer
by Fiscal Year
13%
15%
17%
16%
13%
14%
15%
15%
15%
15%
15%
14%
38%
36%
34%
35%
22%
21%
19%
20%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005 2006 2007 2008
760-850
700-759
680-699
660-679
620-659

FICO Distribution for Loans Booked
0% 0% 0%
10%
33%
30%
24%
3%
0% 0% 0%
8%
32%
31%
26%
3%
0% 0% 0%
3%
22%
36%
34%
4%
2%
5%
8%
12%
15%
18%
27%
13%
0%
5%
10%
15%
20%
25%
30%
35%
40%
up to 499 500 - 549 550 - 599 600 - 649 650 - 699 700 - 749 750 - 799 800+
FICO Score Range
C2007 Q3FY08 Q4FY08 National Distribution of FICO Scores
FMC FICO score distribution

Six month rolling prepayment rates
Updated through June 30, 2008*
*Average prepayment rate during preceding six month period.  NCMSLT as of March 31, 2008 (most recently quarterly reporting date).  NCSLT 2003-1 as of
April 30, 2008 (most recent quarterly reporting date).  NCSLT 2004-1 as of May 31, 2008 (most recent quarterly reporting date).
Months Since
Inception
NCMSLT NCSLT 2003-1 NCSLT 2004-1 NCSLT 2004-2 NCSLT 2005-1 NCSLT 2005-2 NCSLT 2005-3 NCSLT 2006-1 NCSLT 2006-2 NCSLT 2006-3 NCSLT 2006-4 NCSLT 2007-1 NCSLT 2007-2 NCSLT 2007-3 NCSLT 2007-4
6 2.8% 2.7% 2.7% 3.2% 3.1% 3.6% 3.3% 3.6% 3.2% 3.2% 2.8% 2.5% 2.5%
7 #N/A 2.9% 3.1% 3.2% 3.2% 3.5% 3.2% 3.9% 3.3% 2.9% 3.0% 2.7% 2.6%
8 3.9% 2.7% #N/A 2.8% 3.1% 3.1% 3.3% 3.7% 3.2% 3.8% 3.2% 2.9% 3.1% 2.6% 2.5%
9 #N/A #N/A 2.7% 3.0% 3.3% 3.1% 3.8% 3.9% 3.1% 3.9% 3.1% 3.0% 3.1% 2.6% 2.5%
10 #N/A #N/A #N/A 3.0% 3.4% 3.3% 4.0% 3.8% 3.3% 4.0% 3.1% 3.0% 3.3% 2.6% 2.5%
11 3.6% 2.7% #N/A 3.1% 3.6% 3.3% 4.4% 4.0% 3.3% 3.9% 3.2% 3.1% 3.2%
12 #N/A #N/A 2.8% 3.1% 3.8% 3.5% 4.5% 3.9% 3.5% 4.1% 3.2% 3.1% 3.2%
13 #N/A #N/A #N/A 3.2% 3.7% 3.8% 4.7% 4.2% 3.7% 3.7% 3.3% 3.3% 3.0%
14 2.9% 2.8% #N/A 3.4% 3.8% 4.2% 4.9% 4.2% 3.7% 3.8% 3.4% 3.3%
15 #N/A #N/A 3.6% 3.2% 3.8% 4.4% 4.9% 4.3% 3.8% 3.9% 3.6% 3.3%
16 #N/A #N/A #N/A 3.2% 4.0% 4.5% 5.0% 4.5% 3.6% 4.0% 3.7% 3.2%
17 2.7% 2.7% #N/A 3.1% 4.3% 4.7% 4.9% 4.5% 3.6% 4.1% 3.6%
18 #N/A #N/A 4.2% 3.2% 4.6% 5.2% 5.0% 4.6% 3.8% 4.2% 3.5%
19 #N/A #N/A #N/A 3.2% 5.2% 5.3% 5.1% 4.4% 4.0% 4.6% 3.3%
20 2.8% 2.9% #N/A 3.5% 5.3% 5.6% 5.0% 4.5% 4.2% 4.6%
21 #N/A #N/A 4.0% 3.9% 5.6% 5.8% 5.1% 4.7% 4.5% 4.4%
22 #N/A #N/A #N/A 4.2% 5.9% 6.1% 5.0% 4.7% 4.8% 4.1%
23 3.2% 3.8% #N/A 4.7% 6.0% 6.0% 5.0% 5.0% 4.7%
24 #N/A #N/A 4.8% 4.8% 6.3% 5.9% 4.8% 5.0% 4.2%
25 #N/A #N/A #N/A 5.4% 6.2% 6.0% 4.9% 5.4% 3.8%
26 3.3% 4.0% #N/A 5.6% 6.7% 5.8% 5.3% 5.3%
27 #N/A #N/A 6.2% 5.8% 6.8% 5.8% 5.6% 5.0%
28 #N/A #N/A #N/A 6.1% 6.8% 5.5% 5.9% 4.6%
29 3.2% 3.9% #N/A 6.2% 6.8% 5.9% 6.1%
30 #N/A #N/A 6.6% 6.5% 6.5% 6.0% 6.5%
31 #N/A #N/A #N/A 6.2% 6.6% 6.1% 6.4%
32 3.3% 4.8% #N/A 6.2% 6.1% 6.3% 6.0%
33 #N/A #N/A 7.0% 6.3% 6.1% 6.3% 5.4%
34 #N/A #N/A #N/A 6.2% 6.2% 6.6%
35 3.3% 6.2% #N/A 6.2% 6.2% 6.4%
36 #N/A #N/A 7.2% 5.8% 6.6% 6.3%
37 #N/A #N/A #N/A 6.0% 6.9% 5.8%
38 3.5% 7.2% #N/A 6.2% 7.4%
39 #N/A #N/A 7.3% 6.3% 7.3%
40 #N/A #N/A #N/A 6.3% 7.0%
41 3.8% 7.3% #N/A 6.6% 6.6%
42 #N/A #N/A 7.1% 7.1%
43 #N/A #N/A #N/A 7.0%
44 3.9% 7.0% #N/A 6.7%
45 #N/A #N/A 7.1% 6.1%
46 #N/A #N/A #N/A
47 4.8% 7.1% #N/A
48 #N/A #N/A 7.1%
49 #N/A #N/A
50 5.4% 7.6%
51 #N/A #N/A
52 #N/A #N/A
53 5.5% 7.8%
54 #N/A
55 #N/A
56 6.4%
57 #N/A
58 #N/A
59 7.5%
60 #N/A
61 #N/A
62 7.8%
63 #N/A
64 #N/A
65 7.9%
66 #N/A
67 #N/A
68 7.6%
69 #N/A
70 #N/A
71 7.0%
72 #N/A
73 #N/A
74 6.7%
75 #N/A
76 #N/A
77 7.2%
78 #N/A
79 #N/A
80 6.5%
Six Month Rolling CPR by Trust
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
9.5%
10.0%
6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80
Months Since Trust Inception
NCMSLT
NCSLT 2003-1
NCLST 2004-1
NCLST 2004-2
NCLST 2005-1
NCLST 2005-2
NCLST 2005-3
NCLST 2006-1
NCLST 2006-2
NCLST 2006-3
NCLST 2006-4
NCLST 2007-1
NCLST 2007-2
NCLST 2007-3
NCLST 2007-4

NCSLT Trust Payment Status As of June 30, 2008 Source: First Marblehead 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% NCSLT Trust Deferment - P&I Deferment - Principal Only Forbearance Repayment

$0
$50
$100
$150
$200
$250
$300
$350
$400
$0
$500
$1,000
$1,500
$2,000
$2,500
Annual Residuals ($M) (Total = $2,051M)
Annual ASAFs ($M) (Total = $307M)
Cumulative Cash Flow (Total = $2,358M)
$0
$50
$100
$150
$200
$250
$300
$350
$400
$0
$500
$1,000
$1,500
$2,000
$2,500
Annual Residuals ($M) (Total = $2,134M)
Annual ASAFs ($M) (Total = $309M)
Cumulative Cash Flow (Total = $2,444M)
Projected future cash flow stream
As of Q1, Q2, Q3, and Q4 Fiscal Year 2008 (in $millions)
$0
$50
$100
$150
$200
$250
$300
$0
$500
$1,000
$1,500
$2,000
$2,500
Annual Residuals ($M) (Total = $2,083 M)
Annual ASAFs ($M) (Total = $228 M)
Cumulative Cash Flow (Total = $2,311)
$0
$50
$100
$150
$200
$250
$300
$0
$500
$1,000
$1,500
$2,000
$2,500
Annual Residuals ($M) (Total = $1,743 M)
Annual ASAFs ($M) (Total = $215 M)
Cumulative Cash Flow (Total = $1,959 M)
Note: Cash flows do not utilize a ‘Present Value’ methodology and are pre-tax. Certain older trusts, whose impact on the analysis would be immaterial, are excluded. Please refer to the most recent 10-Q SEC filing on our website (www.firstmarblehead.com) for important information regarding the Critical
Accounting Policies and Estimates used to prepare this projection.
These
charts
illustrate the
projected
amount and
timing of
Residual
and
Additional
Structural
Advisory
Fee cash
flow
payments to
FMC, based
upon trust
valuation
assumptions
as of
06/30/2008,
03/31/2008,
12/31/2007,
and
09/30/2007
December 31, 2007
September 30, 2007
March 31, 2008
June 30, 2008